Business Combination	12 Months Ended
Dec. 31, 2014
Business Combination
Business Combination

Note 2. Business Combination

        On April 1, 2014, we closed on the acquisition of the net assets of the Spanish-language television network business of the Seller (the "Cable Networks Acquisition"), which is comprised of Pasiones, Centroamerica TV and TV Dominicana, which we refer to as the Acquired Cable Networks. The Acquired Cable Networks are highly complementary to our existing television networks, and build on our commitment to provide unique programming focused on the U.S. Hispanic market. The purchase price for the Cable Networks Acquisition and certain agreements entered into with the Seller contemporaneously with the business combination was $101.9 million, and was funded with cash on hand. The Cable Networks Acquisition was accounted for by applying the acquisition method, which requires the determination of the fair value of the consideration transferred, the fair value of the assets and liabilities of the acquiree, and the measurement of goodwill pursuant to ASC Topic 805-10, "Business Combinations-Overall". Costs incurred in connection with the Cable Networks Acquisition are included in other expenses and totaled $1.2 million, of which $0.9 million was recorded in the fourth quarter of 2013, with the balance recorded in 2014.

        The following table summarizes the estimated fair values of the assets acquired, liabilities assumed and resulting goodwill in the Cable Networks Acquisition (amounts in thousands):

Other assets	$177
Intangible asset—affiliate agreements	46,014
Intangible asset—brands	15,986
Intangible asset—advertiser relationships	3,310
Intangible assets—other	648
Other liabilities	(2,123)

Fair value of identifiable net assets acquired	64,012
Goodwill	34,093

Total	$98,105

        In addition to the above identifiable assets, the estimated fair values of a non-compete agreement entered into with the Seller and a consulting agreement with certain Seller executives are $3.3 million and $0.5 million, respectively, which are accounted for separately from the Cable Networks Acquisition. We finalized the accounting for the Cable Networks Acquisition in the second quarter of 2014.

        The estimated fair value of the affiliate agreements of $46.0 million was determined using a discounted cash flow method utilizing an 8.5% discount rate. This intangible asset will be amortized on a straight-line basis over eight years. The estimated fair value of the television network brands of $16.0 million was determined using a discounted cash flow method based on a royalty rate of 5% and utilizing an 8.5% discount rate. This intangible asset was determined to be indefinite-lived given the strong association of the brand with the content appearing on the networks and their respective target audiences. The estimated fair values of the advertiser relationships and non-compete agreement of $3.3 million each were determined using a discounted cash flow method utilizing an 8.5% discount rate and will be amortized on a straight-line basis over six years. All other intangibles of $1.1 million will be amortized over a period of one year or less.

        Goodwill of $34.1 million is the excess of the net consideration transferred over the fair value of the identifiable net assets acquired, and primarily represents the benefits we expect to realize from the Cable Networks Acquisition and the synergistic opportunities with our existing networks. The goodwill associated with the transaction is deductible for tax purposes.

        In connection with the Cable Networks Acquisition, we determined that it is reasonably certain that our foreign tax credits will be realized and, as a result, reversed the valuation allowance previously recorded of $2.5 million.

Pro Forma Information

        The following table sets forth the unaudited pro forma results of operations assuming that the Cable Networks Acquisition occurred on January 1, 2013:

	Years Ended December 31,
	2014	2013
Net Revenues	$117,851	$108,199
Operating Income	$28,281	$20,578

        The unaudited pro forma results of operations for all periods set forth above includes the operating results of the Acquired Cable Networks, and amortization of finite-lived intangible assets identified as a result of the Cable Networks Acquisition, and excludes all transaction related fees and expenses, and non-recurring expenses (primarily the $3.8 million charge in the 2013 periods as a result of the termination of an agreement in connection with the April 4, 2013 Transaction). These are the combined historical results of operations of Hemisphere and the Acquired Cable Networks. These unaudited pro forma results are presented for illustrative purposes and are not intended to represent or be indicative of the actual results of operations of the combined company that would have been achieved had the Cable Networks Acquisition occurred on January 1, 2013, nor are they intended to represent or be indicative of future results of operations.

        Net revenues and operating income of the Acquired Cable Networks included in our actual consolidated statements of operations were $17.5 million and $4.9 million, respectively, for the year ended December 31, 2014.

        On April 4, 2013, the merger by and among Cinelatino, WAPA Holdings and Azteca providing for the acquisition of Cinelatino and the combination of WAPA Holdings and Azteca as indirect, wholly-owned subsidiaries of Hemisphere (the "Transaction") was consummated. The primary purpose of the Transaction was to create a Spanish-language media company targeting the Hispanic broadcast and cable television network business.

        The Transaction was accounted for by applying the acquisition method, which requires the determination of the accounting acquirer, the acquisition date, the fair value of the purchase consideration to be transferred, the fair value of assets and liabilities of the acquiree and the measurement of goodwill. ASC Topic 805-10, "Business Combinations—Overall" ("ASC 805-10") provides that in identifying the acquiring entity in a business combination effected primarily through an exchange of equity interests, the acquirer is usually the entity that issues equity interests but all pertinent facts and circumstances must be considered in determining the acquirer. Other pertinent facts and circumstances to consider include the relative voting rights of the shareholders of the constituent companies in the combined entity, the composition of the board of directors and senior management of the combined company, the relative size of each company and the terms of the exchange of equity interests in the Transaction, including payment of any premium. Although Hemisphere issued the equity interests in the Transaction, since it is a new entity formed solely to issue these equity interests to effect the Transaction it would not be considered the acquirer and one of the combining entities that existed before the transaction must be identified as the acquirer. Based on the following, WAPA Holdings is the accounting acquirer and predecessor, whose historical results are the results of Hemisphere:

i.	WAPA Holdings shareholders obtained approximately 46.4% of the post-Transaction common shares of stock and 59.9% of the voting rights in the combined entities;
ii.

WAPA Holdings, through its parent company, InterMedia Partners VII, L.P. ("InterMedia Partners"), has the ability to elect or appoint or to remove a majority of the members of the governing body of the combined entity, as they represent five of the nine directors on the combined entity board of directors, including the Chief Executive Officer; and

iii.	WAPA Holdings's historical revenues represent approximately 69.0% of the total revenues of the combined entities.

        As WAPA Holdings is the accounting acquirer (and legal acquiree), the Transaction is considered to be a reverse acquisition. Since WAPA Holdings issued no consideration in the Transaction, unless the fair value of accounting acquirees' equity interests are more reliably measurable, the fair value of the consideration transferred by WAPA Holdings would be based on the number of shares WAPA Holdings would have had to issue to give owners of the other entities in the transaction the same percentage ownership in the combined entities that results from the Transaction. In this situation, since Azteca's shares were publicly traded and they are one of the combining entities in this Transaction, the fair value of those shares are considered to be more reliably measurable than the fair value of WAPA Holdings's shares and therefore were used to determine the fair value of the consideration transferred for the acquisition of Cinelatino, which is the other operating entity involved in this Transaction.

        Total consideration transferred by WAPA Holdings (accounting acquirer) to Cinelatino (accounting acquiree) was $129.4 million based on: (i) cash consideration of $3.8 million (funded from cash on hand), plus (ii) 12,567,538 shares with a fair value of $128.8 million based on the Company's opening share price of $10.25 per share on the date following the consummation of the Transaction for each share of the Company's common stock to be received by Cinelatino stockholders in the Transaction, (iii) less contingently returnable consideration with a fair value of $3.2 million. The $3.2 million represents the difference between the fair value of $11.7 million of 1,142,504 shares of Hemisphere Class B common stock that are subject to forfeiture in the event the closing market price of Hemisphere Class A common stock does not equal or exceed $12.50 and $15.00 for any twenty trading days within at least one 30-day trading period (within 36 months of the date of the Transaction) and the estimated fair value of $8.5 million of these shares using a Monte Carlo simulation model. Subsequent to the consummation of the Transaction, 571,252 shares, with fair value of $1.2 million, have achieved the $12.50 trading price are no longer subject to forfeiture and are included in additional paid-in capital. Significant assumptions utilized in the Monte Carlo simulation model include:

•	Stock Price: $10.25
•	Volatility: 32.5%
•	Risk-Free Rate: 0.69%

        The following table summarizes the estimated fair values of the assets acquired and liabilities assumed in the acquisition of Cinelatino (amounts in thousands):

Cash	$12,865
Accounts receivable	4,053
Programming rights	4,460
Prepaid expenses and other assets	940
Property and equipment, net	21
Other assets	336
Intangible asset—affiliate agreements	37,900
Current liabilities	(6,272)
Deferred tax liabilities	(12,594)
Long-term debt	(32,097)

Fair value of identifiable net assets acquired	9,612
Goodwill	119,812

Total	$129,424

        The estimated fair values of Cinelatino's affiliate agreements of $37.9 million, was determined using a discounted cash flow method based on expected renewal rates utilizing a 10% discount rate. These intangible assets will be amortized on a straight-line basis over 6 years.

        The accounts receivable acquired have a fair value of $4.1 million and all contractual receivables are expected to be collected.

        During the three months ended December 31, 2013, the Company finalized its acquisition accounting. As a result, a deferred tax asset related to tax goodwill recognized in the previous acquisition of Cinelatino in 2007 was reversed in the opening balance sheet, resulting in an increase in goodwill of $14.3 million.

        Goodwill of $119.8 million is the excess of the net consideration transferred over the fair value of the identifiable net assets acquired, and primarily represents the benefits the Company expects to realize from the acquisition. The goodwill associated with the Transaction is not deductible for tax purposes.

        The number of shares of stock of the Company issued and outstanding immediately following the consummation of the Transaction is summarized as follows (amounts in thousands):

Number of Shares
Azteca public shares outstanding prior to the Transaction	10,000
Azteca founder shares(1)	2,500

Total Azteca shares outstanding prior to the Transaction	12,500
Less: Shareholders of Azteca public shares redeemed	(1,259)
Less: Azteca founder shares cancelled	(250)
Shares issued to WAPA Holdings member(2)	20,432
Shares issued to Cinelatino stockholders(3)	12,568

Total shares outstanding at closing, April 4, 2013	43,991

(1)	Includes 985,294 shares of Hemisphere Class A common stock which are subject to forfeiture in the event the market price of Hemisphere Class A common stock does not meet certain levels.
(2)

Includes 1,857,496 shares of Hemisphere Class B common stock, which were issued in the Transaction by Hemisphere that are subject to forfeiture in the event the market price of Hemisphere Class A common stock does not meet certain levels.

(3)

Includes 1,142,504 shares of Hemisphere Class B common stock, which were issued in the Transaction by Hemisphere that are subject to forfeiture in the event the market price of Hemisphere Class A common stock does not meet certain levels.

        The cash flows related to the Transaction are summarized as follows (amounts in thousands):

Amount
Cash in trust at Azteca	$100,520
Cash on hand at Cinelatino	12,865
Less: Redemption of Azteca public shares	(12,652)
Less: Cash consideration paid to Azteca warrant holders	(7,333)
Less: Cash consideration paid to WAPA Holdings member and Cinelatino stockholders	(5,000)
Less: Payment of Azteca fees and expenses	(5,963)

Total transaction proceeds at closing, April 4, 2013	$82,437

Pro Forma Information

        The following table sets forth the unaudited pro forma results of operations assuming that the Transaction occurred on January 1, 2012 (amounts in thousands):

	Pro Forma
	2013	2012
Net revenues	$92,109	$95,006
Operating income	$27,123	$28,429

        The unaudited pro forma results of operations set forth above include the operating results of Cinelatino as if the acquisition occurred on January 1, 2012, and the amortization of intangibles created as a result of the Transaction, and excludes all transaction related fees and expenses, non-recurring expenses (primarily a $3.8 million charge as a result of the termination of a certain service agreement with MVS which is recorded within selling, general and administrative expenses in the consolidated statement of operations), and stock-based compensation expense. Additionally, the 2012 pro forma results do not reflect corporate overhead and public company costs. The Company incurred $5.7 million of expenses related to the Transaction, and $0.9 million related to the cable networks acquisition which is recorded within operating expenses in other expenses in the consolidated statement of operations.